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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               FORM 8-K EQUIVALENT


                                 CURRENT REPORT


        Date of Report (Date of Earliest Event Reported): August 29, 2005

                              BIRDS EYE FOODS, INC.
               (Exact Name of Registrant as Specified in Charter)

              Delaware                                                                   16-0845824
----------------------------------------------   ------------------------   ------------------------------------
(State or other jurisdiction of incorporation)   (Commission File Number)   (IRS Employer Identification Number)

                       90 Linden Oaks, PO Box 20670, Rochester, New York                 14602-0670
                       -------------------------------------------------                 ----------
                           (Address of Principal Executive Offices)                      (Zip Code)

        Registrant's Telephone Number Including Area Code: (585) 383-1850
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



    o This Form 8-K Equivalent is only being filed pursuant to a requirement contained in the indenture governing Birds Eye Foods, Inc.'s
                 11 7/8 Percent Senior Subordinated Notes Due 2008.



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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers.

On August 29, 2005, Birds Eye Foods, Inc. ("Birds Eye Foods") accepted the resignation of Mr. Robert W. Maier from the Board of Directors of Birds Eye Foods, Birds Eye Holdings, Inc. and any committees of the Boards of such entities.


                                   SIGNATURES

         The Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        BIRDS EYE FOODS, INC.



Date:  August 29, 2005                By:  /s/ Earl L. Powers
       -------------------------          --------------------------------------
                                           Earl L. Powers,
                                           Executive Vice President and
                                           Chief Financial Officer and Secretary
                                           (Principal Financial Officer and
                                           Principal Accounting Officer)